UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2022

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets
This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed November 1, 2022 (the "Initial 8-K") by Whirlpool Corporation ("Whirlpool") to include, among other things, the pro forma financial information referred to in Item 9.01(b) relating to the acquisition of InSinkErator.
Pursuant to the requirements of Item 9.01 of Form 8-K, Whirlpool hereby amends Item 9.01 of the Initial 8-K to include historical financial information of InSinkErator and pro forma financial information, and to provide the consent of InSinkErator's independent auditor.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
(1)    The historical audited consolidated financial statements of InSinkErator as of September 30, 2021 and 2020 and for the years ended September 30, 2021, 2020 and 2019, are filed as Exhibit 99.2 to this Form 8-K/A, and are incorporated by reference herein
(2)    The historical unaudited financial statements of InSinkErator as of June 30, 2022 and September 31, 2021 and for the nine months ended June 30, 2022 and 2021 are filed as Exhibit 99.3 to this Form 8-K/A, and are incorporated by reference herein
(3)    The consent of InSinkErator's independent auditor is attached as Exhibit 23.1 to the Form 8-K/A
(b) Pro forma financial information.
(1)    The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022 and the Unaudited Pro Forma Condensed Combined Statements of Income (Loss) for the nine months ended September 30, 2022 and for the year ended December 31, 2021, are attached as Exhibit 99.1 to the Form 8-K/A
The Unaudited Pro Forma Combined Statements of Income combine the historical consolidated statements of income of Whirlpool and the historical consolidated statements of income of InSinkErator. The Unaudited Pro Forma Combined Balance Sheet combines the historical consolidated balance sheet of Whirlpool and the historical consolidated balance sheet of InSinkErator.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditor
99.1
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022 and Unaudited Pro Forma Condensed Combined Statements of Income (Loss) for the nine months ended September 30, 2022 and for the year ended December 31, 2021

99.2	InSinkErator Audited Consolidated and Combined Financial Statements as of September 30, 2021 and 2020 and for the years ended September 31, 2021, 2020 and 2019
99.3	InSinkErator Unaudited Condensed, Consolidated and Combined Financial Statements as of June 30, 2022 and September 30, 2021 and for the nine months ended June 30, 2022 and 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2022
                            WHIRLPOOL CORPORATION

                            By:     /s/ JAMES W. PETERS
                            Name:     James W. Peters
                            Title:     Executive Vice President and Chief Financial Officer